OFFICE OF THE UNITED STATES TRUSTEE
                                                 EXHIBIT 99.4

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In re: First Alliance Portfolio Services, a Nevada                      DEBTOR IN POSSESSION OPERATING REPORT
Corporation, Debtor                                                     Report Number: 3
                                                                        For the period FROM: 6/01/00
Chapter 11 case No: SA00-12373-LR                                                        TO: 6/30/00
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

1. Profit and loss Statement (Accrual Basis Only)
  A.      Related to Business operations:
          Gross Sales                                       $588,288.00
                                                          --------------
          Less: Sales Returns or Discounts                    $0.00
                                                          --------------
                    Net Sales                                             $588,288.00
                                                                        --------------

          Less: Cost of Goods Sold:
          Beginning Inventory at Cost                         $0.00
                                                          --------------
          Add: Purchases                                      $0.00
                                                          --------------
          Less: Ending Inventory at Cost                      $0.00
                                                          --------------
                    Cost of Goods Sold                                      $0.00
                                                                        --------------
                            Gross Profit                                                 $588,288.00
                                                                                      ---------------
                            Other Operating Revenue                                         $0.00
                                                                                      ---------------


          Less: Operating Expenses:
          Officer Compensation                                $0.00
                                                          --------------
          Salaries and Wages - Other Employees                $0.00
                                                          --------------
                    Total Salaries and Wages                                $0.00
                                                                        --------------
                    Employee Benefits and Pensions                          $0.00
                                                                        --------------
          Payroll Taxes                                       $0.00
                                                          --------------
          Real Estate Taxes                                   $0.00
                                                          --------------
          Federal and State Income Taxes                      $0.00
                                                          --------------
                    Total Taxes                                             $0.00
                                                                        --------------
          Rent and Lease Expense                              $0.00
                                                          --------------
          Interest Expense                                    $0.00
                                                          --------------
          Insurance                                           $0.00
                                                          --------------
          Auto Expense                                        $0.00
                                                          --------------
          Utilities                                           $0.00
                                                          --------------
          Depreciation and Amortization                       $0.00
                                                          --------------
          Repairs and Maintenance                             $0.00
                                                          --------------
          Advertising                                         $0.00
                                                          --------------
          Supplies, Office Expenses, etc                      $0.00
                                                          --------------
(CONTINUED)

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          Bad Debt                                            $0.00
                                                          --------------
          Miscellaneous Operating Expenses                    $0.00
                                                          --------------
                    Total Operating Expenses                                $0.00
                                                                        --------------
                            Total Expenses                                                 $0.00
                                                                                      ---------------
                            Net Gain/(Loss) from Business Operations                    $588,288.00
                                                                                      ---------------

 B.  Not related to Business Operations
          Income
                    Interest Income                                         $0.00
                                                                        --------------
                    Other Non-Operationg Revenues                           $0.00
                                                                        --------------
                    Gross Proceeds on Sale of Assets          $0.00
                                                          --------------
                    Less: Original Cost of Assets plus
                         Expenses of Sale                     $0.00
                                                          --------------
                            Net Gain/Loss on Sale of Assets                 $0.00
                                                                        --------------
                    Total Non-Operating Income                                            $0.00
                                                                                      ---------------
          Expenses Not related to Business Operations
                    Legal and Professional Fees                           $22,500.00
                                                                        --------------
                    Other Non-Operationg Expenses                           $0.00
                                                                        --------------
                    Total Non-Operating Expenses                                        $22,500.00
                                                                                      ---------------

                                                                                      ---------------
NET INCOME/(LOSS) FOR PERIOD                                                            $565,788.00
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2. Aging of accounts payable and accounts receivable (exclude pre-petition AP)

                                                  --------------  --------------
                                                  PAYABLES        RECEIVABLES
                                                  --------------  --------------
                           Current Under 30       $           -   $           -
                                                  --------------  --------------
                           Overdue 31-60 days     $           -   $           -
                                                  --------------  --------------
                           Overdue 61-90 days     $           -   $           -
                                                  --------------  --------------
                           Overdue 91-120 days    $           -   $           -
                                                  --------------  --------------
                           Overdue Over 121 days  $           -   $           -
                                                  --------------  --------------
                                    TOTAL         $           -   $           -
                                                  --------------  --------------

Note
(1) Payables related to FAPS are reflected as part of the intercompany balances maintained with FAMCO CA.

    Other Business Related Receivables                        Receivables
                                                            --------------
    Residual Interest in Securities                         $42,045,158.52

3. Statement of Status of Payments to Secured Creditors and Lessors:

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                                                                                     ---------------------------------
                                                                                     Post Petition Payments not Made *
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                                      Frequency of   Amount of Each
Creditor/Lessor                       Pymt           Payment          Next pymt Due        Number        Amounts
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
None
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* Explanation for non-payment: N/A


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4. Tax liability
Gross payroll expenses for the period                    $           -
                                                         --------------

Gross sales for period subject to sales tax              $           -
                                                         --------------

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                                                                             Post Petition
                                             Date Paid       Amount Paid    Taxes Still Owing
                                          ----------------------------------------------------
   Federal payroll and withholding taxes  NA                 $         -    $          -
                                          ----------------------------------------------------
     State payroll and withholding taxes  NA                 $         -    $          -
                                          ----------------------------------------------------
               State sales and use taxes  NA                 $         -    $          -
                                          ----------------------------------------------------
                     Real property taxes  NA                 $         -    $          -
                                          ----------------------------------------------------
                                   Total                     $         -    $          -
                                                             ---------------------------------
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5.  Insurance Coverage
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                                   --------------------------------------------------------------
                Insurance Coverage Carrier/Agent    Amount of   Policy Expiration    Premium Paid
                                      Name          Coverage          Date               Thru
                                   --------------------------------------------------------------
             Worker's Compensation Wausau           $  1,000,000       6/1/01            6/1/01
                                   --------------------------------------------------------------
              * Commercial Package Federal Ins Co   $ 21,875,000      7/30/00           6/11/00
                                   --------------------------------------------------------------
                              Life None
                                   --------------------------------------------------------------
                          Vehicles Federal Ins Co   $  1,000,000      7/30/00           6/11/00
                                   --------------------------------------------------------------
              Other: Mortgage Bond Lloyds           $ 10,000,000       6/1/01            6/1/01
                                   --------------------------------------------------------------
            Directors and Officers Lloyds           $ 10,000,000      7/29/00           7/29/00
                                   --------------------------------------------------------------
     Excess Directors and Officers Reliance Ins. Co $  5,000,000      7/29/00           7/29/00
                                   --------------------------------------------------------------
      Professional Liability (E&O) Lloyds           $  5,000,000      7/29/00            6/1/00
                                   --------------------------------------------------------------
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* Includes buildings and all property damage, as well as liability for insurance

6. Questions

A. Has the debtor in possession provided compensation to any officer, director, shareholders or other principals without the approval of the Office of the United States Trustee?


                  Yes      Explain
      -----------                  ---------------------------------------------
           X       No
      -----------


B. Has the debtor in possession, subsequent to the filing of the petition, made payments on its pre-petition unsecured debt, except as have been authorized by the Court?


                  Yes      Explain
      -----------                  ---------------------------------------------
           X       No
      -----------
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7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

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Name of Professional        State Type of Professional        Total Post Petition Amount Unpaid
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
None *
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* Unpaid professional fees related to FAPS are included as part of the unpaid professional fees reflected in the Operating Report of FAMCO CA.

8. Narrative Report of Significant Events out of the Ordinary Course of Business

See Attached Schedule


9.  Quarterly fees

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 Quarterly             Total       Quarterly      Date        Amount        Check       Quarterly
  Period           Disbursements      fee         Paid         Paid          No.        Fee still
  Ending          for the quarter                                                         Owing
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
  3/31/00         $          -     $    250.00    5/5/00      $    250.00    1239       $       -
  6/30/00         $          -     $    250.00                                          $   250.00
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                                                                             Total due  $   250.00
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I, Francisco Nebot, President, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: July 14, 2000  /s/ Francisco Nebot, President and Chief Financial Officer
                      ----------------------------------------------------------
                      Debtor in Possession

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               RESPONSE TO QUESTION NO. 8 OF THE OPERATING REPORTS


         On March 23, 2000, First Alliance Mortgage Company, a California corporation, First Alliance Corporation, a Delaware corporation, First Alliance Mortgage Company, a Minnesota corporation and First Alliance Portfolio Services, Inc., a Nevada corporation ("Debtors") filed their respective Chapter 11 petitions.

         The Debtors continued to operate their businesses pursuant to 11 U.S.C. 1107 and 1108 of the United States Bankruptcy Court.

         During the month of June, the Debtors filed with the Court the following documents:

         1. Motion to Set the Bidding Procedures with Respect to the Motion to Sell Loan Servicing Rights Agreement;
         2.       Motion to Sell Loan Servicing Rights Agreement;
         3. Negotiation of the transactional documents relating to the Sale of the Loan Servicing Rights Agreement;
         4. Motion to Approve Sale of Charged-Off Credit Card Accounts Pursuant to 11 U.S.C. Section 363; and
         5.       Amended Schedules.